LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED JANUARY 31, 2000

Provides long-term capital growth with guaranteed return of investment on the maturity date to investors who reinvest all dividends and hold their shares to the maturity date.

KEMPER TARGET EQUITY FUND
KEMPER RETIREMENT FUND
SERIES II, III, IV, V, VI AND VII

                 "... in our view, volatility isn't necessarily
                a bad thing. For example, short-term volatility
                  can open up excellent opportunities for the
                    timely purchase and sale of stocks. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
20
FINANCIAL STATEMENTS
24
FINANCIAL HIGHLIGHTS
28
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE


 KEMPER RETIREMENT FUND
 SERIES II-VII TOTAL RETURNS*
 FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2000 (UNADJUSTED FOR ANY SALES
 CHARGE)


    SERIES II                                   5.96%
 .........................................................
    SERIES III                                  5.41%
 .........................................................
    SERIES IV                                   4.57%
 .........................................................
    SERIES V                                    4.75%
 .........................................................
    SERIES VI                                   3.70%
 .........................................................
    SERIES VII                                  2.08%
 .........................................................

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED (IF BEFORE MATURITY DATE), MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 NET ASSET VALUE

                                     AS OF    AS OF
                                    1/31/00  7/31/99
 ........................................................
    SERIES II                       $12.40   $12.54
 ........................................................
    SERIES III                      $10.58   $10.62
 ........................................................
    SERIES IV                       $10.59   $10.79
 ........................................................
    SERIES V                        $10.04   $10.18
 ........................................................
    SERIES VI                       $11.05   $11.22
 ........................................................
    SERIES VII                      $10.89   $10.95
 ........................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD ENDED JANUARY 31, 2000, KEMPER RETIREMENT FUND SERIES II-VII MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                           LONG-TERM
                                 INCOME     CAPITAL
                                DIVIDEND      GAIN
 ..........................................................
    SERIES II                    $0.475      $0.415
 ..........................................................
    SERIES III                   $0.300      $0.320
 ..........................................................
    SERIES IV                    $0.310      $0.390
 ..........................................................
    SERIES V                     $0.250      $0.380
 ..........................................................
    SERIES VI                    $0.245      $0.345
 ..........................................................
    SERIES VII                   $0.290        --
 ..........................................................

TERMS TO KNOW

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and its stockholders' ownership interest, at a fixed point in time.

BENCHMARK A gauge of relative performance, often a broad market index. When comparing the performance of a fund and a benchmark, it's important to note any differences between the two. For instance, Kemper Retirement Fund invests only a portion of its assets in large-cap stocks, while the S&P 500 is composed entirely of stocks.

NARROW MARKET A period when only a few holdings drive the performance of the overall market. Since 1998, the domestic stock market has generally been narrow, with only a handful of large-cap growth and technology stocks contributing the majority of gains.

VOLATILITY The characteristic of a security (such as a stock or bond), commodity or market to rise and fall sharply in price within a short period of time. A stock may be volatile due to company, industry, market or economic factors.

ZERO-COUPON BOND A bond that makes no periodic payments of interest and that is sold at a deep discount to its face value. Instead of receiving periodic payments, the buyer receives the face value of the bond at maturity. For U.S. Treasury bonds, this payment is guaranteed. Although the payment is guaranteed, U.S. Treasury bonds can be quite volatile prior to their maturity, particularly during periods of fluctuating interest rates.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  With the potential Y2K crisis seemingly behind us, the main question hanging over the economy has been how much the Federal Reserve Board will boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. The Fed began that process on Feb. 2. Fearing that "increases in demand" would foster "inflationary imbalances," the policymakers raised interest rates by a quarter of a percentage point (0.25%). Later, in his Feb. 17 Humphrey-Hawkins testimony before the House of Representatives, Fed Chairman Alan Greenspan made it clear that he was still concerned about the economy's imbalances. We thus expect a quarter-point rate hike at the March 21 Fed meeting, and another quarter-point increase in May.

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system, we're more likely to see a slow winding down, thanks to persistent low inflation. Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, pre-Y2K fears were sufficient to show many investors that risks still exist in today's markets and remind them that they could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is

--------------------------------------------------------------------------------
 ECONOMIC OVERVIEW
--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (1/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.70                   5.80                   4.70                   5.50
Prime rate (2)                                  8.50                   7.75                   7.75                   8.50
Inflation rate (3)*                             2.70                   2.00                   1.60                   1.70
The U.S. dollar (4)                             1.50                   -2.2                   -4.2                   9.40
Capital goods orders (5)*                      18.30                   -0.2                  10.60                   6.50
Industrial production (5)*                      5.00                   3.90                   2.40                   6.70
Employment growth (6)                           2.30                   2.40                   2.20                   2.80

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 12/31/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF MARCH 1, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE Update

[MCCORMICK PHOTO]

TRACY MCCORMICK JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994 AND SERVES AS A MANAGING DIRECTOR. MCCORMICK RECEIVED BOTH HER BACHELOR OF ARTS AND HER MASTER OF BUSINESS ADMINISTRATION DEGREES FROM MICHIGAN STATE UNIVERSITY. SHE CONTRIBUTES MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND. [LANGBAUM PHOTO]
[DOLAN PHOTO]
PORTFOLIO MANAGERS GARY LANGBAUM AND SCOTT DOLAN ALSO CONTRIBUTE TO THE MANAGEMENT OF THE FUND. LANGBAUM, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, JOINED THE ORGANIZATION IN 1988. HE IS A CHARTERED FINANCIAL ANALYST WHO CONTRIBUTES MORE THAN 28 YEARS OF INDUSTRY EXPERIENCE TO THE FUND. A SPECIALIST IN FIXED-INCOME INVESTING, SCOTT DOLAN IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, HIS EMPLOYER SINCE 1989.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

LEAD PORTFOLIO MANAGER TRACY MCCORMICK PROVIDES AN
OVERVIEW OF THE STOCK MARKET DURING THE SEMIANNUAL
PERIOD. SHE ALSO DISCUSSES HER INVESTMENT
PHILOSOPHY, AND HOW SHE KEPT KEMPER RETIREMENT FUND
SERIES ON TRACK DESPITE THE CHALLENGES OF A NARROW
MARKET CLIMATE.


Q

      FOR THE SIX MONTHS ENDING JANUARY 31, 2000, HOW DID THE PORTFOLIOS
PERFORM?

A
      The returns for the portfolios ranged from 5.96 percent (Series II) to
2.08 percent (Series VII) (unadjusted for any sales charges.) For the same period, the Standard & Poor's 500 (S&P 500) index gained 5.59 percent. This index -- an unmanaged pool of large cap stocks -- is often cited as a benchmark for the performance of the stock market.

  Keep in mind, however, that there are important differences between the portfolios and the S&P 500. The index is made up entirely of stocks, but Kemper Retirement Fund Series invests only a portion of its assets in stocks. Fixed-income securities, specifically zero-coupon U.S. Treasury bonds, make up the remainder of each portfolio. The zero-coupon bonds underpin the guaranteed return of original investment.

  As a result, the portfolios aren't able to participate fully in stock market rallies. It's a classic example of the risk/reward trade-off: less participation in market upswings, but protection of original investment even during market declines. (See the sidebar for important information about the assured return of original investment.)

Q

      WHY DIDN'T EACH PORTFOLIO EARN THE SAME AMOUNT?

A
      That's a good question. The variance among returns is due to the fact that each Kemper Retirement Fund portfolio has a unique maturity date and, consequently, a different percentage of assets invested in bonds. Let's take a closer look:

  While we typically buy the same stocks for every portfolio (as cash flows permit), each portfolio's assets are divided differently between stocks and bonds. As we've noted, the bonds underpin the guaranteed return of original investment. Typically, zero-coupon bonds carry lower price tags when interest rates are high. That's because accrued interest makes up the difference between the price at purchase and the face value at maturity. Because the portfolios began operations in varying interest-rate environments, different amounts of zero-coupon bonds were required to cover the guarantee.

  So, Kemper Retirement Fund -- Series II began operations during a period when interest rates were high. Fewer bonds needed to be purchased to support the guarantee, freeing more assets to be invested in the stock market. Series VII, meanwhile, began operations during a lower-interest-rate environment. A

PERFORMANCE UPDATE

greater percentage of the portfolio must therefore be invested in bonds.

Q      BEFORE YOU TALK MORE ABOUT HOW KEMPER RETIREMENT FUND PERFORMED, COULD
YOU DISCUSS THE MARKET CLIMATE? WHAT TYPES OF INVESTMENTS PERFORMED PARTICULARLY WELL?

A      By far, technology stocks were the markets' strongest performers during the semiannual period. Although investors were anxious about the possible consequences of year 2000, they were ultimately more attentive to the excellent growth potential of the technology companies and the Internet. Media companies also posted excellent gains. Many media companies benefited from a dramatic inflow of advertising dollars from technology companies, particularly younger Internet-oriented firms trying to establish name recognition within the marketplace.

  But, nonetheless, the overall market remained quite narrow. By "narrow," we mean that only a small number of stocks enjoyed investor favor, while the majority struggled. Financial services continued to languish. A rising-rate environment took a toll on the group, and several disappointing developments among individual banks cast a shadow of negative sentiment across the group.

  The market became particularly anxious about potential health-care regulation and legislation. With a presidential election coming up, health care becomes a hot topic of debate and controversy, and the uncertainty takes a toll on the stocks of the sector. Large-cap pharmaceutical stocks also faced a particularly inhospitable climate. Also, instead of being viewed as a potential catalyst for growth, the consolidation that occurred within the pharmaceutical group received a lukewarm response from the market. Finally, slowing product pipelines didn't improve the sentiment surrounding the group.

  However, not all health care stumbled. A pocket of strong performance emerged from the biotech group. Biotech companies aren't as hindered by the election climate, and many offer excellent product pipelines.

Q      THE STOCK PORTION OF THE FUND DID QUITE WELL DURING THE SEMIANNUAL
PERIOD. WITH ALL THE INFORMATION TO SORT THROUGH, COULD YOU TELL US HOW YOU SELECT STOCKS?

A      Well, to preface, not all information is equally valuable, and you have to sift through plenty of rumors and a lot of wishful thinking. Ultimately, successful stock selection is about the quality of information, and about using the most relevant facts in the most appropriate way.

  We apply a rigorous, growth-at-a-reasonable price discipline. We seek to uncover quality large-cap stocks that are trading at attractive prices relative to their growth potential. Intensive, proprietary research is key to our process. We don't make our decisions based on the Wall Street crowd, unsubstantiated rumors or wishful thinking. We evaluate companies' balance sheets, management and product lines, as well as the industry trends and competitive positioning. Here, our goal is to find a catalyst for excellent long-term growth. These catalysts come from a variety of sources, including innovative product developments, cost-cutting strategies and management changes, to name just a few.

  Our investment process is also grounded in discipline. That's true for both our buy and sell strategies. We begin to put an exit strategy into play when a stock reaches our preestablished price targets or when we see signs of potential deterioration in fundamentals or earnings growth.

Q      COULD YOU GIVE US SOME EXAMPLES OF YOUR INVESTMENT DISCIPLINE IN ACTION?

A      We purchased Motorola in early 1998 -- a point when the company received little positive attention from the Wall Street crowd. We, however, used our independent analysis to reach a different conclusion about the company. We're impressed by the company's clarified focus on semiconductors, as well as by forward-thinking management. Our analysis has been on track: Motorola has staged a brisk -- and profitable -- turnaround, which continued through the semiannual period. Today, the stock is one of our largest holdings. We see excellent catalysts for continued growth, notably a solid positioning in new wireless data applications. Oracle was another standout performer. We initiated our position when the stock was unloved by Wall Street. We looked deeper and determined that the company was extremely well positioned for the build-out of the Internet. Here, too, our investment discipline was well rewarded.

Q      COULD YOU HIGHLIGHT SOME AREAS THAT WORKED OUT WELL FOR THE FUND?

A      Technology and media stocks continued to contribute standout performance.
Our list of strong-performing technology stocks is quite long and diverse, ranging from semiconductors (Motorola) to software (Oracle) to computer hardware (Hewlett-Packard) and networking (Cisco Systems).

PERFORMANCE UPDATE

  Within our media holdings, stocks such as AT&T Liberty Media, CBS, Clear Channel, Comcast and Infinity all benefited performance. As we mention in our discussion of the market climate, media stocks benefited from a combination of factors, including the strong consumer advertising market, buried
Internet-related assets and various new media development.

  Biotech holdings also contributed good gains. Here, the fund holds positions in Amgen, Genentech and Biogen.

Q      WHAT HINDERED OVERALL PERFORMANCE?

A      Exposure to the financial services sector hurt overall gains. As we noted, interest-rate anxiety took a toll on the group. We had lightened up on more rate-sensitive banks in favor of insurance companies and consumer financials. Unfortunately, this repositioning didn't serve the fund well during the period -- the market pummeled these groups as well. We're not throwing in the towel, however. For instance, we're finding insurance companies with good balance sheets and increasing revenues. The valuations are excellent, and the prospects for growth are compelling. We'll just need to be patient.

  Exposure to large-cap pharmaceutical companies also clipped returns. We did pare back many positions during the year, but in retrospect, we were not aggressive enough. Among our sales, we eliminated our position in American Home Products. We still believe that the company offers good partnership material in a consolidating industry. Unfortunately, the litigation surrounding the diet drug phen-fen has compressed the price of American Home Products' stock and casts doubt as to whether the company's shareholders (including the fund) could profit from a merger.

Q      AS YOU MOVE FORWARD INTO THE SECOND HALF OF THE FISCAL YEAR, WHERE ARE
YOU FINDING OPPORTUNITIES?

A      We continue to like media stocks. In fact, media stocks represent the fund's biggest overweight relative to the S&P 500. We're also continuing to find many attractive technology stocks. Certainly, the prices of many technology stocks may seem high in absolute terms, but our analysis indicates that the quality companies we own offer even stronger prospects for long-term earnings growth. Within the technology sector, we've favored semiconductor and semiconductor equipment stocks.

  Wall Street has a generally negative view of financial services stocks, but our analysis suggests that now may be a great time to build exposure -- while valuations on quality stocks are particularly attractive. Within the group, we're more interested in insurance companies, as opposed to banks.

  Also, an improving global economy and increasing oil prices bode well for energy stocks. We've built positions in oil service companies, such as Schlumberger and Trans Ocean.

Q      TRACY, WE SAW PLENTY OF MARKET VOLATILITY DURING THE SEMIANNUAL PERIOD.
WILL INVESTORS BE ABLE TO BREATHE EASIER FOR THE REMAINDER OF 2000, OR WILL VOLATILITY CONTINUE?

A      Stocks will always bring ups and downs, so we encourage investors to keep a long-term focus. No one can know what will happen next, especially when it comes to predicting what's in store for the stock market or economy. At best, we can be prepared for continued volatility.

  But, in our view, volatility isn't necessarily a bad thing. For example, short-term volatility can open up excellent opportunities for the timely purchase and sale of stocks. Rather than try to guess what will happen, we feel that we add the most value by devoting ourselves to the analysis of individual stock opportunities.

  Finally, we'd emphasize the unique benefits that this fund offers -- particularly for more cautious investors. By combining an assured return of original investment with the opportunity for capital appreciation, Kemper Retirement Fund provides a more sheltered way to participate in the stock market. Shareholders just need to stay the course until the fund's maturity date and reinvest all dividends. All in all, we think it's a great way to have your cake and eat it, too!

 IMPORTANT INFORMATION FOR SHAREHOLDERS: HOW THE KEMPER RETIREMENT FUND ASSURANCE WORKS

 Kemper Retirement Fund invests in a combination of U.S. government zero-coupon bonds and equity securities, primarily growth stocks. If shares are held to maturity (see page 27 for maturity dates) and all dividends reinvested, shareholders are assured of receiving their original investment at maturity, plus any returns that the stocks in the portfolio may have earned. You may redeem your investment on any business day at the then-current net asset value. Keep in mind that shares redeemed prior to maturity do not benefit from this assurance. Also, if you do not reinvest all dividends, this assurance does not apply. Shares will fluctuate in value.

LARGEST HOLDINGS

THE FUND'S LARGEST STOCK HOLDINGS*
Percentages based on the fund's total common stock holdings as of January 31, 2000.

-------------------------------------------------------------------------------------------------------
                   HOLDINGS      SERIES II   SERIES III   SERIES IV   SERIES V   SERIES VI   SERIES VII
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
1.              CISCO SYSTEMS      6.24%        4.42%       4.26%       4.89%      5.26%        3.50%
-------------------------------------------------------------------------------------------------------
2.              INTEL              4.89%        3.59%       3.68%       3.35%      3.44%        2.80%
-------------------------------------------------------------------------------------------------------
3.              MICROSOFT          4.65%        3.55%       3.12%       3.62%      3.57%        4.62%
-------------------------------------------------------------------------------------------------------
4.              GENERAL            4.46%        3.47%       3.02%       3.62%      3.54%        3.92%
                ELECTRIC
-------------------------------------------------------------------------------------------------------
5.              LINEAR             2.70%        2.19%       1.34%       1.75%      1.88%           --
                TECHNOLOGY
-------------------------------------------------------------------------------------------------------
6.              HEWLETT-PACKARD    2.63%        1.95%       1.99%       1.92%      1.90%        2.30%
-------------------------------------------------------------------------------------------------------
7.              ORACLE             2.51%        1.42%       1.52%       1.52%      1.42%        1.57%
-------------------------------------------------------------------------------------------------------
8.              WAL-MART           2.50%        1.99%       2.13%       2.03%      2.05%        2.24%

-------------------------------------------------------------------------------------------------------
9.              BELL ATLANTIC      2.35%        1.68%       1.70%       1.77%      1.85%        1.79%
-------------------------------------------------------------------------------------------------------
10.             MOTOROLA           2.34%        1.58%       1.69%       1.90%      1.81%        2.15%
-------------------------------------------------------------------------------------------------------
11.             ELECTRONIC DATA    2.31%        1.56%       1.56%       0.15%      1.57%        1.88%
                SYSTEMS
-------------------------------------------------------------------------------------------------------
12.             EXXON MOBIL        2.27%        1.75%       1.64%       1.45%      1.48%        1.78%
-------------------------------------------------------------------------------------------------------

* The fund's holdings are subject to change.

LARGEST HOLDINGS

DESCRIPTION OF YOUR FUND'S LARGEST HOLDINGS

-------------------------------------------------------------------------------------
                       HOLDINGS
-------------------------------------------------------------------------------------
1.             CISCO SYSTEMS              Large, comprehensive supplier of routing
                                          software and related systems that direct
                                          the flow of data between local networks and
                                          the Internet.
-------------------------------------------------------------------------------------
2.             INTEL                      Designs, develops, manufactures and sells
                                          advanced microcomputer components, such as
                                          semiconductors.
-------------------------------------------------------------------------------------
3.             MICROSOFT                  Develops, markets and supports a variety of
                                          software, operating systems, Internet
                                          services, and language and application
                                          programs.
-------------------------------------------------------------------------------------
4.             GENERAL ELECTRIC           A broadly diversified company with major
                                          businesses in power generators, appliances,
                                          lighting, plastics, medical systems,
                                          aircraft engines, financial services and
                                          broadcasting.
-------------------------------------------------------------------------------------
5.             LINEAR TECHNOLOGY          Designs, manufactures and markets
                                          integrated circuits for a variety of
                                          products, including telecommunications
                                          equipment, computers, satellites and
                                          automotive systems.
-------------------------------------------------------------------------------------
6.             HEWLETT-PACKARD            Large supplier of enterprise computer
                                          systems, including low-cost printers and
                                          personal computers.
-------------------------------------------------------------------------------------

7.             ORACLE                     A leading global provider of database
                                          management software.
-------------------------------------------------------------------------------------
8.             WAL-MART                   Large, global retailer with operations in
                                          the United States, Asia and Latin America.
                                          Wal-Mart operates Wal-Marts, Wal-Mart
                                          Supercenters and Sam's Clubs. Sells branded
                                          merchandise under the Popular Mechanics,
                                          Better Homes & Gardens and Sam's American
                                          Choice labels.
-------------------------------------------------------------------------------------
9.             BELL ATLANTIC              Provider of information and
                                          telecommunications services. Subsidiaries
                                          provide telephone services to the
                                          mid-Atlantic region, cellular
                                          telecommunications, software, network
                                          support and computer maintenance.
-------------------------------------------------------------------------------------
10.            MOTOROLA                   Manufactures components, notably
                                          semiconductors and wireless communications
                                          equipment.
-------------------------------------------------------------------------------------
11.            ELECTRONIC DATA SYSTEMS    Provides information technology services,
                                          including managing computers, networks,
                                          information systems and processing
                                          facilities, and related business
                                          operations.
-------------------------------------------------------------------------------------
12.            EXXON MOBIL                Engaged in the exploration, production,
                                          manufacture, transportation and sale of
                                          oil, natural gas and petroleum products.
-------------------------------------------------------------------------------------

                                                        PORTFOLIO OF INVESTMENTS

KEMPER RETIREMENT FUND

SERIES II THROUGH SERIES VII
Portfolio of Investments at January 31, 2000
(UNAUDITED)

                                                                 ------------------------------------------------------
                                                                        SERIES II                  SERIES III
                                                                 ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL                   PRINCIPAL
                                                                   AMOUNT        VALUE         AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------

    SHORT TERM
    INVESTMENTS--1.5%, 2.2%,
    .1%, 1.9%, 1.0%, .0%
                                    Repurchase agreement
                                      State Street Bank and
                                      Trust Co., 5.68% to
                                      be repurchased at
                                      $499,787, $167,026,
                                      $292,461, $674,106
                                      on 02/01/2000**            $   499,000   $   499,000   $        --   $        --
                                    Xerox Capital (Europe) PLC,
                                      5.544%, 02/04/2000***        1,700,000     1,699,214     2,500,000     2,498,844
                                    -----------------------------------------------------------------------------------
                                    TOTAL SHORT-TERM INSTRUMENTS
                                    (Cost: $2,198,214, $2,498,844, $167,000,
                                    $2,291,075, $674,000)                        2,198,214                   2,498,844
                                    -----------------------------------------------------------------------------------


    U.S. GOVERNMENT
    OBLIGATIONS--48.8%,
    45.0%, 50.3%, 43.3%,
    52.3%, 61.3%
                                    U.S. Treasury Strip, zero
                                    coupon, 1999 through 2006     74,800,000    72,454,272    59,000,000    51,696,980
                                    (Cost: $71,639,641,
                                    $50,620,331, $58,127,492,
                                    $49,196,080, $34,249,720,
                                    $32,953,004)
                                    -----------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF                   NUMBER OF
              COMMON STOCKS                                             SHARES                      SHARES
       ------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--
    3.8%, 4.4%, 4.2%, 4.4%,
    3.8%, 3.1%
    DEPARTMENT & CHAIN
      STORES--2.7%, 3.2%, 3.2%,
      3.3%, 2.9%, 2.2%
                                        Federated Department Stores,
                                          Inc.*                            14,000       582,750        12,600       524,475
                                        Home Depot, Inc.                   19,500     1,104,188        19,500     1,104,188
                                        Target Corp.                       15,500     1,021,063        12,500       823,438
                                        Wal-Mart Stores, Inc.              24,000     1,314,000        22,000     1,204,500
                                        -----------------------------------------------------------------------------------
                                                                                      4,022,001                   3,656,601

    HOTELS & CASINOS--.4%,
      .4%, .4%, .5%, .4%, .4%
                                        Carnival Corp. "A"                 13,700       617,356        11,200       504,700
                                        -----------------------------------------------------------------------------------

    SPECIALTY RETAIL--.7%,
      .8%, .6%, .7%, .6%, .5%
                                        Tandy Corp.                        19,000       928,625        18,000       879,750
                                        -----------------------------------------------------------------------------------
       ------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--2.6%, 2.5%,
    2.6%, 2.8%, 2.5%, 1.9%
    FOOD & BEVERAGE--1.5%, 1.4%, 1.4%,
      1.5%, 1.4%, 1.1%
                                        Bestfoods                          11,000       478,500         8,500       369,750
                                        H.J. Heinz Co.                     14,600       542,938         9,900       368,156
                                        PepsiCo, Inc.                      33,000     1,126,125        25,200       859,950
                                        -----------------------------------------------------------------------------------
                                                                                      2,147,563                   1,597,856

    PACKAGE GOODS/
      COSMETICS--1.1%, 1.1%,
      1.1%, 1.3%, 1.1%, .8%
                                        Colgate-Palmolive Co.               8,000       474,000         6,000       355,500
                                        Procter & Gamble Co.               11,500     1,160,063         9,500       958,312
                                        -----------------------------------------------------------------------------------
                                                                                      1,634,063                   1,313,812
       --------------------------------------------------------------------------------------------------------------------

    HEALTH--5.1%, 5.3%,
    5.3%, 5.4%, 4.8%, 4.1%
    BIOTECHNOLOGY--1.3%, 1.4%, 1.4%,
      1.3%, 1.1%, 1.0%
                                        Amgen, Inc.*                       11,000       700,563         9,000       573,187
                                        Biogen, Inc.*                       7,200       621,000         5,900       508,875
                                        Genentech, Inc.*                    4,100       576,050         3,400       477,700
                                        -----------------------------------------------------------------------------------
                                                                                      1,897,613                   1,559,762

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
              SERIES IV                     SERIES V                    SERIES VI                    SERIES VII
------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL                    PRINCIPAL                    PRINCIPAL                   PRINCIPAL
       AMOUNT          VALUE        AMOUNT          VALUE        AMOUNT          VALUE       AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------

         167,000
     $             $    167,000   $   292,000   $    292,000   $   674,000   $   674,000   $        --   $        --
              --             --     2,000,000      1,999,075            --            --            --            --
------------------------------------------------------------------------------------------------------------------------
                        167,000                    2,291,075                     674,000                          --
------------------------------------------------------------------------------------------------------------------------


      70,000,000     57,273,020    71,050,000     51,366,115    51,400,000    33,761,062    52,700,000    30,245,607
------------------------------------------------------------------------------------------------------------------------

      NUMBER OF                   NUMBER OF                   NUMBER OF                   NUMBER OF
       SHARES                      SHARES                      SHARES                      SHARES

          11,600       482,850        12,600       524,475         5,200       216,450         2,500       104,063
          19,500     1,104,188        19,500     1,104,187         9,750       552,094         4,800       271,800
          13,000       856,375        14,000       922,250         7,000       461,125         4,000       263,500
          22,000     1,204,500        24,000     1,314,000        11,300       618,675         7,800       427,050
----------------------------------------------------------------------------------------------------------------------
                     3,647,913                   3,864,912                   1,848,344                   1,066,413

          11,200       504,700        12,500       563,281         5,000       225,312         4,400       198,275
----------------------------------------------------------------------------------------------------------------------

          13,000       635,375        17,000       830,875         8,000       391,000         5,000       244,375
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

           8,500       369,750         8,500       369,750         4,800       208,800         3,000       130,500
           9,900       368,156        12,000       446,250         6,000       223,125         3,300       122,719
          25,200       859,950        27,500       938,438        13,600       464,100         8,300       283,238
----------------------------------------------------------------------------------------------------------------------
                     1,597,856                   1,754,438                     896,025                     536,457

           6,000       355,500         6,000       355,500         3,000       177,750         2,000       118,500
           9,500       958,313        11,500     1,160,063         5,500       554,813         2,750       277,406
----------------------------------------------------------------------------------------------------------------------
                     1,313,813                   1,515,563                     732,563                     395,906
----------------------------------------------------------------------------------------------------------------------


           9,000       573,188         9,500       605,031         3,600       229,275         2,500       159,219
           5,900       508,875         5,900       508,875         2,700       232,875         1,825       157,406
           3,400       477,700         3,400       477,700         1,700       238,850         1,300       182,650
----------------------------------------------------------------------------------------------------------------------
                     1,559,763                   1,591,606                     701,000                     499,275


    The accompanying notes are an integral part of the financial statements.  11

                                                        PORTFOLIO OF INVESTMENTS

                                                                ----------------------------------------------------------
                                                                       SERIES II                      SERIES III
                                                                ----------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF                    NUMBER OF
                                                                 SHARES         VALUE         SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------

    MEDICAL SUPPLY &
      SPECIALTY--.4%, .5%, .5%,
      .6%, .5%, .4%
                                    Baxter International,
                                      Inc.                          10,800   $    689,850         9,800   $    625,975
                                       -----------------------------------------------------------------------------------

    PHARMACEUTICALS--3.4%,
      3.4%, 3.4%, 3.5%, 3.2%,
      2.7%
                                    Allergan, Inc.                  15,400        877,800        12,400        706,800
                                    Bristol-Myers Squibb Co.         9,000        594,000         7,000        462,000
                                    Forest Laboratories,
                                      Inc.*                          8,500        573,750         6,500        438,750
                                    Johnson & Johnson                8,000        688,500         5,000        430,312
                                    Merck & Co., Inc.               14,000      1,103,375        11,000        866,937
                                    Pfizer, Inc.                    10,000        363,750         8,000        291,000
                                    Warner-Lambert Co.               8,500        806,969         7,000        664,563
                                       -----------------------------------------------------------------------------------
                                                                                5,008,144                    3,860,362
--------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--4.1%, 4.2%,
    4.1%, 4.5%, 3.6%, 3.0%
    CELLULAR TELEPHONE--.2%,
      .2%, .2%, .3%, .2%, .2%
                                    Vodafone Group PLC (ADR)         7,000        392,000         5,000        280,000
                                       -----------------------------------------------------------------------------------

    TELEPHONE/
      COMMUNICATIONS--3.9%,
      4.0%, 3.9%, 4.2%, 3.3%,
      2.8%
                                    AT&T Corp.                      14,500        764,875        12,500        659,375
                                    Bell Atlantic Corp.             20,000      1,238,750        16,500      1,021,969
                                    BroadWing, Inc.                 16,000        608,000        14,000        532,000
                                    Global Crossing Ltd.*           12,810        650,108         9,300        471,975
                                    MCI WorldCom, Inc.*             24,300      1,116,281        18,000        826,875
                                    Qwest Communications
                                      International Inc.*           15,000        590,625        11,000        433,125
                                    SBC Communications, Inc.        18,160        783,150        14,644        631,522
                                       -----------------------------------------------------------------------------------
                                                                                5,751,789                    4,576,841
--------------------------------------------------------------------------------------------------------------------

    FINANCIAL--6.2%, 6.5%, 6.4%,
    7.1%, 5.7%, 4.9%
    BANKS--.8%, .9%, .9%, .9%,
      .8%, .7%
                                    Chase Manhattan Corp.            6,000        482,625         5,000        402,188
                                    First Tennessee National
                                      Corp.                         12,000        313,500        11,000        287,375
                                    Wells Fargo Co.                 11,000        440,000         9,000        360,000
                                       -----------------------------------------------------------------------------------
                                                                                1,236,125                    1,049,563

    INSURANCE--2.5%, 2.6%, 2.5%,
      2.8%, 2.3%, 1.8%
                                    American International
                                      Group, Inc.                   11,000      1,145,375         9,750      1,015,219
                                    Aon Corp.                       17,400        450,225        14,400        372,600
                                    Cigna Corp.                      8,100        581,175         6,000        430,500
                                    Jefferson Pilot Corp.           13,500        793,125         9,500        558,125
                                    St. Paul Companies, Inc.        25,000        754,688        19,000        573,562
                                       -----------------------------------------------------------------------------------
                                                                                3,724,588                    2,950,006

    CONSUMER FINANCE--
      2.4%, 2.5%, 2.5%,
      2.9%, 2.2%, 2.0%
                                    American Express Co.             5,000        824,063         3,500        576,844
                                    Capital One Finance Corp.       19,000        779,000        15,000        615,000
                                    Citigroup, Inc.                 20,000      1,148,750        18,500      1,062,594
                                    Household International,
                                      Inc.                          21,919        772,645        17,932        632,103
                                       -----------------------------------------------------------------------------------
                                                                                3,524,458                    2,886,541

    OTHER FINANCIAL
      COMPANIES--.5%, .5%, .5%,
      .5%, .4%, .4%
                                    Marsh & McLennan
                                      Companies, Inc.                8,000        752,000         6,000        564,000
                                       -----------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

    MEDIA--4.6%, 5.1%, 4.3%,
    5.1%, 4.2%, 3.4%
    ADVERTISING--.3%, .4%, .3%,
      .4%, .3%, .3%
                                    Young & Rubicam, Inc.            8,300        447,163         8,300        447,163
                                       -----------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
           SERIES IV                       SERIES V                    SERIES VI                    SERIES VII
------------------------------------------------------------------------------------------------------------------------
      NUMBER OF                    NUMBER OF                    NUMBER OF                   NUMBER OF
       SHARES          VALUE        SHARES           VALUE       SHARES          VALUE       SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------

           9,000   $    574,875        10,800   $    689,850         5,000   $   319,375         3,000   $   191,625
------------------------------------------------------------------------------------------------------------------------

          12,400        706,800        12,400        706,800         5,800       330,600         3,400       193,800
           7,000        462,000         9,000        594,000         3,500       231,000         2,350       155,100
           6,500        438,750         7,000        472,500         3,500       236,250         2,500       168,750
           5,000        430,313         5,000        430,312         3,000       258,187         2,000       172,125
          11,000        866,938        11,000        866,937         6,000       472,875         4,500       354,656
           8,000        291,000         8,000        291,000         4,000       145,500         3,000       109,125
           7,000        664,562         8,000        759,500         4,000       379,750         2,000       189,875
------------------------------------------------------------------------------------------------------------------------
                      3,860,363                    4,121,049                   2,054,162                   1,343,431
------------------------------------------------------------------------------------------------------------------------

           5,000        280,000         6,000        336,000         2,500       140,000         2,000       112,000
------------------------------------------------------------------------------------------------------------------------

          11,500        606,625        12,500        659,375         6,000       316,500         4,025       212,319
          15,500        960,031        18,500      1,145,844         9,000       557,437         5,500       340,656
          14,000        532,000        16,000        608,000         7,000       266,000            --            --
           9,300        471,975         9,300        471,975            --            --         3,280       166,460
          18,000        826,875        21,000        964,687        10,500       482,344         6,525       299,742
          11,000        433,125        11,000        433,125         5,000       196,875         3,500       137,813
          13,928        600,645        16,844        726,398         7,922       341,636         4,816       207,690
------------------------------------------------------------------------------------------------------------------------
                      4,431,276                    5,009,404                   2,160,792                   1,364,680
------------------------------------------------------------------------------------------------------------------------

           4,000        321,750         5,000        402,187         2,500       201,094         1,500       120,656
          11,000        287,375        11,000        287,375         5,500       143,687         3,000        78,375
           9,000        360,000         9,000        360,000         4,000       160,000         3,000       120,000
------------------------------------------------------------------------------------------------------------------------
                        969,125                    1,049,562                     504,781                     319,031

           9,750      1,015,219        11,000      1,145,375         4,750       494,594         3,000       312,375
          14,400        372,600        14,400        372,600         6,700       173,362         4,200       108,675
           6,000        430,500         7,000        502,250         3,000       215,250         2,100       150,675
           8,500        499,375        12,500        734,375         5,500       323,125         2,850       167,438
          19,000        573,562        19,000        573,563         9,000       271,688         5,000       150,938
------------------------------------------------------------------------------------------------------------------------
                      2,891,256                    3,328,163                   1,478,019                     890,101

           3,500        576,844         5,000        824,062         1,550       255,459         1,300       214,256
          14,000        574,000        17,000        697,000         7,000       287,000         5,000       205,000
          18,500      1,062,594        19,500      1,120,031         8,750       502,578         5,850       336,009
          17,932        632,103        21,932        773,103         9,813       345,908         6,759       238,255
------------------------------------------------------------------------------------------------------------------------
                      2,845,541                    3,414,196                   1,390,945                     993,520

           6,000        564,000         6,000        564,000         3,000       282,000         2,000       188,000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

           7,100        382,512         8,100        436,388         3,300       177,788         3,100       167,013
------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements. 13

                                                        PORTFOLIO OF INVESTMENTS

                                                               -----------------------------------------------------------
                                                                        SERIES II                      SERIES III
                                                               -----------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF                    NUMBER OF
                                                                 SHARES        VALUE          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------

    BROADCASTING &
      ENTERTAINMENT--2.8%, 3.0%,
      2.5%, 3.0%, 2.4%, 2.0%
                                  CBS Corp.                         20,300   $  1,183,744        17,300   $  1,008,806
                                  Clear Channel
                                    Communications, Inc.*            9,258        799,660         7,522        649,713
                                  Infinity Broadcasting
                                    Corp.*                          19,900        646,750        16,900        549,250
                                  Univision Communication,
                                    Inc.*                            9,400      1,006,975         8,500        910,562
                                  Walt Disney Co.                   12,000        435,750         9,000        326,813
                                     -------------------------------------------------------------------------------------
                                                                                4,072,879                    3,445,144

    CABLE TELEVISION--
      1.5%, 1.7%, 1.5%,
      1.7%, 1.5%, 1.1%
                                  AT&T Corp - Liberty Media
                                    Group*                          17,000        869,125        14,000        715,750
                                  Comcast Corp. "A"                 15,000        690,000        12,000        552,000
                                  Media One Group, Inc.*             9,000        715,500         8,000        636,000
                                     -------------------------------------------------------------------------------------
                                                                                2,274,625                    1,903,750

    PRINT MEDIA--.0%, .0%, .0%,
      .0%, .0%, 0.%
                                  Tribune Co.                          200          8,438           100          4,219
                                     -------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--
    2.8%, 2.9%, 2.8%,
    3.1%, 2.5%, 2.2%
    EDP SERVICES--1.9%, 1.9%,
      1.8%, 2.0%, 1.7%, 1.5%
                                  Automatic Data Processing,
                                    Inc.                            16,800        796,950        13,200        626,175
                                  Electronic Data Systems
                                    Corp.                           18,000      1,217,239        14,000        946,750
                                  First Data Corp.                  15,500        760,469        12,500        613,281
                                     -------------------------------------------------------------------------------------
                                                                                2,774,658                    2,186,206

      ENVIRONMENTAL
      SERVICES--.2%, .2%, .2%,
      .3%, .2%, .1%
                                  Transocean Sedo Forex, Inc.        9,400        299,025         8,936        284,277
                                     -------------------------------------------------------------------------------------

      INVESTMENT--.3%, .3%, .3%,
      .4%, .3%, .3%
                                  Merrill Lynch & Co., Inc.          5,000        433,750         4,000        347,000
                                     -------------------------------------------------------------------------------------

      PRINTING/PUBLISHING--.4%,
      .5%, .4%, .5%, .4%, .3%
                                  McGraw-Hill, Inc.                 11,900        667,144         9,600        538,200
                                     -------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

    DURABLES--.8%, .8%, .8%,
    .8%, .6%, .6%
    AEROSPACE--.8%, .8%, .8%,
      .8%, .7%, .6%
                                  United Technologies Corp.         21,000      1,111,688        18,000        952,875
                                     -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--4.0%, 4.5%,
    4.1%, 4.6%, 4.0%, 3.5%
    CHEMICALS--.6%, .7%, .7%,
      .7%, .6%, .5%
                                  E.I. du Pont de Nemours &
                                    Co.                             10,000        590,000         9,000        531,000
                                  Praxair, Inc.                      8,000        324,500         6,000        243,375
                                     -------------------------------------------------------------------------------------
                                                                                  914,500                      774,375

      DIVERSIFIED
      MANUFACTURING--.7%, .7%,
      .6%, .7%, .6%, .5%
                                  Tyco International Ltd.           23,108        987,867        19,170        819,517
                                     -------------------------------------------------------------------------------------

      ELECTRICAL PRODUCTS--1.9%,
      2.1%, 1.8%, 2.3%, 1.9%,
      1.7%
                                  Emerson Electric Co.               7,800        429,488         6,200        341,387
                                  General Electric Co.              17,600      2,347,400        15,800      2,107,325
                                     -------------------------------------------------------------------------------------
                                                                                2,776,888                    2,448,712

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
           SERIES IV                       SERIES V                    SERIES VI                    SERIES VII
------------------------------------------------------------------------------------------------------------------------
      NUMBER OF                    NUMBER OF                    NUMBER OF                   NUMBER OF
       SHARES           VALUE       SHARES          VALUE        SHARES         VALUE        SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------

          13,300   $    775,556        17,900   $  1,043,794         8,600   $   501,487         5,400   $   314,888
           7,522        649,713         8,101        699,724         3,471       299,808         1,504       129,908
          14,900        484,250        18,900        614,250         6,900       224,250         5,700       185,250
           5,500        589,187         8,500        910,563         3,500       374,938         2,000       214,250
           9,000        326,812         9,000        326,813         4,500       163,406         3,500       127,094
------------------------------------------------------------------------------------------------------------------------
                      2,825,518                    3,595,144                   1,563,889                     971,390

          12,000        613,500        16,000        818,000         8,000       409,000         4,500       230,056
          12,000        552,000        12,000        552,000         5,000       230,000         2,000        92,000
           7,000        556,500         8,000        636,000         4,000       318,000         3,000       238,500
------------------------------------------------------------------------------------------------------------------------
                      1,722,000                    2,006,000                     957,000                     560,556

             100          4,219           100          4,219           100         4,219            --            --
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          13,200        626,175        14,400        683,100         6,000       284,625         4,600       218,213
          13,000        879,125        14,000        946,750         7,000       473,375         5,300       358,413
          11,500        564,219        14,200        696,687         6,300       309,094         3,000       147,188
------------------------------------------------------------------------------------------------------------------------
                      2,069,519                    2,326,537                   1,067,094                     723,814

           8,742        278,105         9,129        290,416         2,968        94,420         2,216        70,490
------------------------------------------------------------------------------------------------------------------------

           4,000        347,000         5,000        433,750         2,000       173,500         1,500       130,125
------------------------------------------------------------------------------------------------------------------------

           9,000        504,562        10,300        577,444         4,700       263,494         3,000       168,188
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

          18,000        952,875        18,000        952,875         8,000       423,500         5,500       291,156
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

           9,000        531,000         9,000        531,000         5,000       295,000         3,000       177,000
           6,000        243,375         6,000        243,375         3,000       121,688         2,000        81,125
------------------------------------------------------------------------------------------------------------------------
                        774,375                      774,375                     416,688                     258,125

          17,020        727,605        19,000        812,250         9,000       384,750         6,000       256,500
------------------------------------------------------------------------------------------------------------------------

           5,200        286,325         6,800        374,425         3,000       165,187         2,000       110,125
          12,800      1,707,200        17,600      2,347,400         8,000     1,067,000         5,600       746,900
------------------------------------------------------------------------------------------------------------------------
                      1,993,525                    2,721,825                   1,232,187                     857,025

    The accompanying notes are an integral part of the financial statements.  15

                                                      PORTFOLIO OF INVESTMENTS

                                                               ------------------------------------------------------------
                                                                        SERIES II                    SERIES III
                                                               ------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF                  NUMBER OF
                                                                      SHARES       VALUE         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------

      MACHINERY/COMPONENTS--.4%, .5%,
      .5%, .5%, .5%, .4%
                                            Parker-Hannifin Corp.    15,000     $    648,750    14,000     $    605,500
                                             ------------------------------------------------------------------------------

      OFFICE EQUIPMENT/SUPPLIES--.4%,
      .5%, .5%, .5%, .4%, .4%
                                            Lexmark International
                                              Group, Inc. "A"*        7,000          659,750     6,000          565,500
                                             ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--13.1%, 13.7%, 12.4%,
    14.1%, 12.6%, 9.9%
    COMPUTER SOFTWARE--2.5%, 2.6%,
      2.3%, 2.8%, 2.3%, 2.4%
                                            Microsoft Corp.*         25,000        2,446,875    22,000        2,153,250
                                            Oracle Corp.*            26,400        1,318,763    17,200          859,194
                                             ------------------------------------------------------------------------------
                                                                                   3,765,638                  3,012,444

      DIVERSE ELECTRONIC PRODUCTS--
      2.5%, 2.6%, 2.5%, 2.8%, 2.4%,
      2.3%
                                            Applied Materials, Inc.   8,000        1,098,000     5,000          686,250
                                            Motorola, Inc.*           9,000        1,230,750     7,000          957,250
                                            Solectron Corp.*         11,000          798,875    10,000          726,250
                                            Teradyne, Inc.*          10,000          647,500    10,000          647,500
                                             ------------------------------------------------------------------------------
                                                                                   3,775,125                  3,017,250

      ELECTRONIC COMPONENTS--2.6%,
      2.7%, 2.5%, 3.1%, 2.8%, 1.7%
                                            Altera Corp.*             8,500          558,875     6,500          427,375
                                            Cisco Systems, Inc.*     30,000        3,285,000    24,500        2,682,750
                                             ------------------------------------------------------------------------------
                                                                                   3,843,875                  3,110,125

      ELECTRONIC DATA PROCESSING--
       1.7%, 1.7%, 1.6%, 1.7%, 1.6%,
      1.6%
                                            Hewlett-Packard Co.      12,800        1,385,600    10,900        1,179,925
                                            Sun Microsystems, Inc.*  14,200        1,115,588     9,300          730,631
                                             ------------------------------------------------------------------------------
                                                                                   2,501,188                  1,910,556

      SEMICONDUCTORS--3.1%, 3.5%,
      2.9%, 3.2%, 2.9%, 1.4%
                                            Intel Corp.              26,000        2,572,375    22,000        2,176,625
                                            Linear Technology Corp.  15,000        1,420,313    14,000        1,325,625
                                            Xilinx, Inc.*            14,000          640,500    10,400          475,800
                                             ------------------------------------------------------------------------------
                                                                                   4,633,188                  3,978,050

      MISCELLANEOUS--.7%, .6%, .6%,
      .6%, .5%, .5%
                                            Agilent Technologies,
                                              Inc.*                  15,000          992,814    10,000          661,875
                                             ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    ENERGY--2.6%, 2.9%, 2.6%, 2.9%,
    2.4%, 2.1%
    OIL & GAS PRODUCTION--1.0%, 1.0%,
      1.0%, 1.1%, 1.0%, .6%
                                            Conoco, Inc. "A"         18,300          426,619    14,700          342,694
                                            Royal Dutch Petroleum
                                              Co. (New York shares)  18,000          991,125    15,000          825,937
                                             ------------------------------------------------------------------------------
                                                                                   1,417,744                  1,168,631

      OIL COMPANIES--1.1%, 1.3%, 1.2%
      1.2%, 1.0%, 1.0%
                                            Exxon Mobil Corp.        14,297        1,193,800    12,712        1,061,452
                                            Texaco, Inc.              9,500          502,313     7,200          380,700
                                             ------------------------------------------------------------------------------
                                                                                   1,696,113                  1,442,152

      OILFIELD SERVICES--.5%, .6%,
      .5%, .6%,.5%, .5%
                                            Schlumberger Ltd.        12,400          757,175    12,000          732,750
                                             ------------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS--49.7%,
                                            52.8%, 49.6%, 54.8%, 46.7%, 38.7%
                                            (Cost: $52,920,675, $44,212,467,
                                            $41,798,067, $46,865,003,
                                            $22,019,467, $15,242,742)             73,786,160                 60,662,040
                                            ------------------------------------------------------------------------------
                                            TOTAL INVESTMENT PORTFOLIO--100%
                                            (Cost: $126,758,531, $97,331,642,
                                            $100,092,559, $98,352,158,
                                            $56,943,187, $48,195,746)           $148,438,646               $114,857,864
                                            ------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

                                                        PORTFOLIO OF INVESTMENTS

---------------------------------------------------------------------------------------------------------------
          SERIES IV                     SERIES V                  SERIES VI                  SERIES VII
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
     NUMBER OF                  NUMBER OF                  NUMBER OF                 NUMBER OF
     SHARES         VALUE       SHARES      VALUE           SHARES         VALUE        SHARES        VALUE
---------------------------------------------------------------------------------------------------------------

      14,000     $    605,500    14,000     $    605,500     7,000     $   302,750     4,100     $   177,325
----------------------------------------------------------------------------------------------------------------

       6,000          565,500     6,000          565,500     3,000         282,750     2,000         188,500
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

      18,000        1,761,750    24,000        2,349,000    11,000       1,076,625     9,000         880,875
      17,200          859,194    19,800          989,072     8,600         429,597     6,000         299,719
----------------------------------------------------------------------------------------------------------------
                    2,620,944                  3,338,072                 1,506,222                 1,180,594

       5,000          686,250     5,000          686,250     2,500         343,125     1,700         233,325
       7,000          957,250     9,000        1,230,750     4,000         547,000     3,000         410,250
      10,000          726,250    10,000          726,250     4,200         305,025     3,000         217,875
       7,000          453,250    10,000          647,500     5,000         323,750     4,400         284,900
----------------------------------------------------------------------------------------------------------------
                    2,823,000                  3,290,750                 1,518,900                 1,146,350

       6,500          427,375     7,000          460,250     3,800         249,850     2,300         151,225
      22,000        2,409,000    29,000        3,175,500    14,500       1,587,750     6,100         667,950
----------------------------------------------------------------------------------------------------------------
                    2,836,375                  3,635,750                 1,837,600                   819,175

      10,400        1,125,800    11,500        1,244,875     5,300         573,725     4,050         438,413
       9,300          730,631     9,300          730,631     6,100         479,231     4,200         329,963
----------------------------------------------------------------------------------------------------------------
                    1,856,431                  1,975,506                 1,052,956                   768,376

      21,000        2,077,688    22,000        2,176,625    10,500       1,038,844     5,400         534,263
       8,000          757,500    12,000        1,136,250     6,000         568,125
      10,400          475,800    11,000          503,250     6,000         274,500     3,200         146,400
----------------------------------------------------------------------------------------------------------------
                    3,310,988                  3,816,125                 1,881,469                   680,663

      10,000          661,875    10,000          661,875     5,000         330,937     4,000         264,750
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

      14,200          331,037    16,000          373,000     7,300         170,181     2,800          65,275
      14,000          770,875    16,000          881,000     8,000         440,500     4,500         247,781
----------------------------------------------------------------------------------------------------------------
                    1,101,912                  1,254,000                   610,681                   313,056

      11,128          929,188    11,241          938,623     5,356         447,226     4,064         339,344
       7,200          380,700     9,500          502,313     4,000         211,500     3,300         174,488
----------------------------------------------------------------------------------------------------------------
                    1,309,888                  1,440,936                   658,726                   513,832

       9,000          549,562    12,000          732,750     5,000         305,313     3,700         225,932
----------------------------------------------------------------------------------------------------------------
                   56,499,646                 64,880,886                30,171,151                19,076,024
----------------------------------------------------------------------------------------------------------------
                 $113,939,666               $118,538,076               $64,606,213               $49,321,631
----------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Non-income producing security.

 ** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) Based on the cost of investments for federal income tax purposes at January 31, 2000, the unrealized appreciation and depreciation on investments is as follows:

                                          SERIES II     SERIES III     SERIES IV      SERIES V      SERIES VI    SERIES VII
----------------------------------------------------------------------------------------------------------------------------
Cost of investments for federal income
  tax purposes                           $126,758,531   $97,331,642   $100,092,559   $98,352,158   $56,943,187   $48,195,746
----------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation              23,090,829    18,681,713     15,860,546    21,580,443     8,745,311     4,362,677
----------------------------------------------------------------------------------------------------------------------------
Gross unrealized depreciation               1,410,714     1,155,491      2,013,439     1,394,525     1,082,285     3,236,792
----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                21,680,115    17,526,222     13,847,107    20,185,918     7,663,026     1,125,885
----------------------------------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

                     (This page intentionally left blank.)

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
as of January 31, 2000
(UNAUDITED)

                                                                       SERIES
                                  --------------------------------------------------------------------------------
                                       II            III           IV             V            VI          VII
------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------
Investments at value, (Cost:
$126,758,531, $97,331,642,
$100,092,559, $98,352,158,
$56,943,187, and $48,195,746)     $148,438,646   114,857,864   113,939,666   118,538,076   64,606,213   49,321,631
------------------------------------------------------------------------------------------------------------------
Cash                                       726            --            20           415          834           --
------------------------------------------------------------------------------------------------------------------
Receivable for investments sold        433,794       373,713       347,945       425,336      210,567       90,093
------------------------------------------------------------------------------------------------------------------
Dividends receivable                    29,040        23,868        22,578        26,328       12,340        7,551
------------------------------------------------------------------------------------------------------------------
Interest receivable                         79            --            26            46          106           --
------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold          1,606            --            --            --           --           --
------------------------------------------------------------------------------------------------------------------
Foreign taxes recoverable                   --         4,284           816         4,284        2,040          816
------------------------------------------------------------------------------------------------------------------
Other assets                             9,304        10,617         3,000         6,072          834       10,347
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                       148,913,195   115,270,346   114,314,051   119,000,557   64,832,934   49,430,438
------------------------------------------------------------------------------------------------------------------
 LIABILITIES
------------------------------------------------------------------------------------------------------------------
Due to custodian bank                       --        24,725            --            --           --      128,563
------------------------------------------------------------------------------------------------------------------
Payable for investments
  purchased                            226,682       151,121       151,121       151,121      113,341       75,561
------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed       120,892        41,657       188,313       106,815       49,536       93,004
------------------------------------------------------------------------------------------------------------------
Accrued management fee                  60,770        49,236        46,815        48,619       26,446       21,203
------------------------------------------------------------------------------------------------------------------
Other accrued expenses and
payables                               184,403       203,770       201,992       223,518      116,674      105,821
------------------------------------------------------------------------------------------------------------------
Total liabilities                      592,747       470,509       588,241       530,073      305,997      424,152
------------------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE              $148,320,448   114,799,837   113,725,810   118,470,484   64,526,937   49,006,286
------------------------------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment
income (loss)                     $    410,382       573,180       244,035       838,042      121,504      163,231
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investment
securities                          21,680,115    17,526,222    13,847,107    20,185,918    7,663,026    1,125,885
------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
(loss)                               4,665,634     3,416,084     3,122,057     3,729,370    1,767,169      551,514
------------------------------------------------------------------------------------------------------------------
Paid-in-capital                    121,564,317    93,284,351    96,512,611    93,717,154   54,975,238   47,165,656
------------------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE              $148,320,448   114,799,837   113,725,810   118,470,484   64,526,937   49,006,286
------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE AND REDEMPTION PRICE
------------------------------------------------------------------------------------------------------------------
Shares outstanding                  11,959,213    10,846,788    10,741,445    11,796,699    5,839,636    4,500,610
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
PRICE PER SHARE
(Net assets/shares of capital
stock outstanding $.01 par
value, unlimited number of
shares authorized)                $      12.40         10.58         10.59         10.04        11.05        10.89
------------------------------------------------------------------------------------------------------------------

20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Six months ended January 21, 2000 (UNAUDITED)

                                                                             SERIES
                                           ---------------------------------------------------------------------------
                                               II           III          IV            V           VI           VII
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------
Dividends (a)                              $  321,842      262,926      249,863      282,860      135,652       82,577
----------------------------------------------------------------------------------------------------------------------
Interest                                    3,017,753    2,018,271    1,874,561    1,998,649    1,153,606      951,650
----------------------------------------------------------------------------------------------------------------------
Total income                                3,339,595    2,281,197    2,124,424    2,281,509    1,289,258    1,034,227
----------------------------------------------------------------------------------------------------------------------
Expenses:
Management fee                                379,538      293,879      297,818      303,794      167,463      126,760
----------------------------------------------------------------------------------------------------------------------
Services to shareholders                      118,868       99,820      105,471       95,497       65,794       49,202
----------------------------------------------------------------------------------------------------------------------
Custodian fees                                  4,357       10,436        9,111       11,353        6,044        4,272
----------------------------------------------------------------------------------------------------------------------
Administrative services fees                  189,769      146,939      148,909      151,897       83,732       63,380
----------------------------------------------------------------------------------------------------------------------
Auditing                                       16,386       12,088       13,947       26,360        7,583        5,655
----------------------------------------------------------------------------------------------------------------------
Legal                                           4,000        1,648        1,977        2,384          736        3,140
----------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                    15,001        7,503        9,443       10,944        7,584        2,938
----------------------------------------------------------------------------------------------------------------------
Reports to shareholders                        19,853       15,377       27,391       24,867       16,758       21,890
----------------------------------------------------------------------------------------------------------------------
Other                                           8,130        2,689        5,168       10,896        3,097       10,555
----------------------------------------------------------------------------------------------------------------------
Total expenses, before expenses
  reductions                                  755,902      590,379      619,235      637,992      358,791      287,792
----------------------------------------------------------------------------------------------------------------------
Expense reductions                             (4,283)      (3,252)      (3,206)      (3,404)      (4,448)      (1,394)
----------------------------------------------------------------------------------------------------------------------
Total expenses, after expenses reductions     751,619      587,127      616,029      634,588      354,343      286,398
----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                       2,587,976    1,694,070    1,508,395    1,646,921      934,915      747,829
----------------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments   4,916,166    3,446,983    3,997,240    3,783,864    1,789,552      560,614
----------------------------------------------------------------------------------------------------------------------
Foreign currency related transactions              --           24           23           23           12            7
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) during the period on
investments                                 1,240,532    1,037,100     (234,083)     191,406     (294,974)    (200,728)
----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment
transactions                                6,156,698    4,484,107    3,763,180    3,975,293    1,494,590      359,893
----------------------------------------------------------------------------------------------------------------------
NET INCREASES (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                  $8,744,674    6,178,177    5,271,575    5,622,214    2,429,505    1,107,722
----------------------------------------------------------------------------------------------------------------------

(a) Net of foreign taxes withheld of $2,335, $2,108, $2,003, $2,003, $1,048, and
$531.

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                          ---------------------------    --------------------------
                                                                   SERIES II                     SERIES III
                                                          ---------------------------    --------------------------
                                                           SIX MONTHS                    SIX MONTHS
                                                             ENDED                          ENDED
                                                          JANUARY 31,        YEAR        JANUARY 31,       YEAR
                                                                             ENDED                         ENDED
                                                              2000         JULY 31,         2,000        JULY 31,
                                                          (UNAUDITED)        1999        (UNAUDITED)       1999
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                              $  2,587,976      5,623,320      1,694,070      3,578,452
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                     4,916,166      4,575,390      3,447,007      3,323,614
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period                    1,240,532      6,548,376      1,037,100      5,877,115
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                   8,744,674     16,747,086      6,178,177     12,779,181
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                  (5,426,846)    (6,056,874)    (3,144,868)    (3,970,781)
-------------------------------------------------------------------------------------------------------------------
From net realized gains                                     (4,740,208)    (8,476,202)    (3,354,526)    (7,192,415)
-------------------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                           --             --             --             --
-------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                9,836,912     15,059,197      6,341,323     12,108,402
-------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                    (11,682,740)   (24,121,207)    (7,849,292)   (15,179,335)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                (1,845,828)    (9,062,010)    (1,507,969)    (3,070,933)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                           (3,268,208)    (6,848,000)    (1,829,186)    (1,454,948)
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of period                          151,588,656    158,436,656    116,629,023    118,083,971
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                               $148,320,448    151,588,656    114,799,837    116,629,023
-------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED OF NET INVESTMENT
INCOME (LOSS)                                             $    410,382      3,249,252        573,180      2,023,978
-------------------------------------------------------------------------------------------------------------------
 OTHER INFORMATION
-------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                   12,087,290     12,769,949     10,978,309     11,222,309
-------------------------------------------------------------------------------------------------------------------
Shares sold                                                         --             --             --             --
-------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                  790,749      1,285,829        594,313      1,207,579
-------------------------------------------------------------------------------------------------------------------
Shares redeemed                                               (918,826)    (1,968,488)      (725,834)    (1,451,579)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Portfolio shares                   (128,077)      (682,659)      (131,521)      (244,000)
-------------------------------------------------------------------------------------------------------------------
Shares outstanding at end of period                         11,959,213     12,087,290     10,846,788     10,978,309
-------------------------------------------------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL Statements

  -------------------------   -------------------------   ------------------------   ------------------------
          SERIES IV                   SERIES V                   SERIES VI                  SERIES VII
  -------------------------   -------------------------   ------------------------   ------------------------
  SIX MONTHS                  SIX MONTHS                  SIX MONTHS                 SIX MONTHS
     ENDED                       ENDED                      ENDED                      ENDED
  JANUARY 31,      YEAR       JANUARY 31,      YEAR       JANUARY 31,      YEAR      JANUARY 31,      YEAR
                   ENDED                       ENDED                      ENDED                      ENDED
     2000        JULY 31,        2000        JULY 31,        2000        JULY 31,       2000        JULY 31,
  (UNAUDITED)      1999       (UNAUDITED)      1999       (UNAUDITED)      1999      (UNAUDITED)      1999
   -----------------------------------------------------------------------------------------------------------
    1,508,395     3,350,342     1,646,921     3,581,118      934,915     2,045,269      747,829     1,105,828
  -----------------------------------------------------------------------------------------------------------
    3,997,263     3,242,202     3,783,887     4,314,876    1,789,564     1,941,130      560,621        (4,775)
  -----------------------------------------------------------------------------------------------------------
     (234,083)    5,677,914       191,406     4,968,640     (294,974)    1,988,171     (200,728)      270,391
  -----------------------------------------------------------------------------------------------------------
    5,271,575    12,270,458     5,622,214    12,864,634    2,429,505     5,974,570    1,107,722     1,371,444
  -----------------------------------------------------------------------------------------------------------
   (3,214,001)   (3,676,488)   (2,830,545)   (3,913,327)  (1,386,930)   (2,772,993)  (1,323,563)     (698,775)
  -----------------------------------------------------------------------------------------------------------
   (4,045,163)   (6,907,606)   (4,301,894)   (8,413,286)  (1,953,023)   (3,257,619)          --       (65,937)
  -----------------------------------------------------------------------------------------------------------
           --            --            --            --           --            --    6,023,187    25,523,247
  -----------------------------------------------------------------------------------------------------------
    7,053,024    10,296,406     6,955,298    11,943,373    3,263,522     5,871,453    1,292,763       737,299
  -----------------------------------------------------------------------------------------------------------
  (12,280,146)  (15,459,315)   (8,589,102)  (16,753,175)  (5,308,836)   (8,819,786)  (5,685,195)   (5,063,143)
  -----------------------------------------------------------------------------------------------------------
   (5,227,122)   (5,162,945)   (1,633,804)   (4,809,802)  (2,045,314)   (2,948,333)   1,630,755    21,197,403
  -----------------------------------------------------------------------------------------------------------
   (7,214,711)   (3,476,581)   (3,144,029)   (4,271,781)  (2,955,762)   (3,004,375)   1,414,914    21,804,135
  -----------------------------------------------------------------------------------------------------------
  120,940,521   124,417,154   121,614,513   125,886,294   67,482,699    70,487,074   47,591,372    25,787,237
  -----------------------------------------------------------------------------------------------------------
  113,725,810   120,940,521   118,470,484   121,614,513   64,526,937    67,482,699   49,006,286    47,591,372
  -----------------------------------------------------------------------------------------------------------
      244,035     1,949,641       838,042     2,021,666      121,504       573,519      163,231       738,965
  -----------------------------------------------------------------------------------------------------------
   11,207,722    11,653,309    11,944,843    12,374,910    6,015,686     6,263,765    4,347,361     2,427,586
  -----------------------------------------------------------------------------------------------------------
           --            --            --            --           --            --      551,210     2,310,285
  -----------------------------------------------------------------------------------------------------------
      659,161       999,612       685,268     1,228,742      292,693       534,254      117,735        66,483
  -----------------------------------------------------------------------------------------------------------
   (1,125,438)   (1,445,199)     (833,412)   (1,658,809)    (468,743)     (782,333)    (515,696)     (456,993)
  -----------------------------------------------------------------------------------------------------------
     (466,277)     (445,587)     (148,144)     (430,067)    (176,050)     (248,079)     153,249     1,919,775
  -----------------------------------------------------------------------------------------------------------
   10,741,445    11,207,722    11,796,699    11,944,843    5,839,636     6,015,686    4,500,610     4,347,361
  -----------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  23

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                              ------------------------------------------------------------------------
                                                                             SERIES II
                                              ------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED        YEAR ENDED JULY     MONTH             YEAR ENDED
                                              JANUARY 31,          31,           ENDED              JUNE 30,
                                                2000        -----------------   JULY 31,   ---------------------------
                                              (UNAUDITED)    1999      1998      1997       1997      1996      1995
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $12.54       12.41     13.38     12.77      13.01     12.94     12.30
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                        .22(b)      .45(b)    .52       .05        .56       .58       .60
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                             .54         .88       .23       .56       1.29       .77      1.25
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                    .76        1.33       .75       .61       1.85      1.35      1.85
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              (.48)       (.50)     (.54)       --       (.59)     (.57)     (.57)
----------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions      (.42)       (.70)    (1.18)       --      (1.50)     (.71)     (.64)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                (.90)      (1.20)    (1.72)       --      (2.09)    (1.28)    (1.21)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $12.40       12.54     12.41     13.38      12.77     13.01     12.94
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                   5.96**      11.42     6.46      4.78**    15.56     10.92     16.52
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)      148,320     151,589   158,437   173,383    167,170   168,425   173,337
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                1.00*        .98       .94       .90*       .92       .94       .96
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                 .99*        .98       .94       .90*       .92       .94       .96
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          3.41*       3.64      3.80      3.98*      4.08      4.16      4.54
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          39*         40        57        67*        70        54        47
----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 --------------------------------------------------------------------------
                                                                                 SERIES III
                                                 --------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED
                                                  JANUARY           YEAR ENDED        MONTH             YEAR ENDED
                                                    31,              JULY 31,         ENDED              JUNE 30,
                                                   2000          -----------------   JULY 31,   ---------------------------
                                                 (UNAUDITED)      1999      1998      1997       1997      1996      1995
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $10.62         10.52     11.33     10.75      10.95     10.75      9.87
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                           .16(b)        .32(b)    .39       .04        .42       .43       .44
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                .42           .82       .27       .54       1.22       .78      1.24
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .58          1.14       .66       .58       1.64      1.21      1.68
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                 (.30)         (.37)     (.40)       --       (.43)     (.44)     (.43)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions         (.32)         (.67)    (1.07)       --      (1.41)     (.57)     (.37)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (.62)        (1.04)    (1.47)       --      (1.84)    (1.01)     (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       10.58         10.62     10.52     11.33      10.75     10.95     10.75
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                      5.41**       11.47      6.68      5.40**    16.38     11.72     18.37
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)         114,800*      116,629   118,084   127,098    122,334   121,488   124,681
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                   1.01*         1.04       .95       .83*       .95       .96      1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
  (%)                                                 1.00*         1.04       .95       .83*       .95       .96      1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)              2.88*         3.06      3.36      3.63*      3.61      3.67      4.14
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            .42*           44        67        79*        74        59        52
---------------------------------------------------------------------------------------------------------------------------

                                                 --------------------------------------------------------------------------
                                                                                 SERIES IV
                                                 --------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED
                                                  JANUARY         YEAR ENDED JULY     MONTH             YEAR ENDED
                                                    31,                 31,           ENDED              JUNE 30,
                                                   2000          -----------------   JULY 31,   ---------------------------
                                                 (UNAUDITED)      1999      1998      1997       1997      1996      1995
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $10.79         10.68     11.28     10.69      10.70     10.07      8.83
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                           .14(b)        .29(b)    .35       .03        .39       .40       .39
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                .36           .77       .38       .56       1.17       .64      1.22
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .50          1.06       .73       .59       1.56      1.04      1.61
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                 (.31)         (.33)     (.37)       --       (.38)     (.41)     (.37)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions         (.39)         (.62)     (.96)       --      (1.19)       --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (.70)         (.95)    (1.33)       --      (1.57)     (.41)     (.37)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       10.59         10.79     10.68     11.28      10.69     10.70     10.07
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                      4.57**       10.35      7.27      5.52**    15.73     10.47     18.95
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)         113,726       120,941   124,417   135,930    131,225   138,858   152,179
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                   1.04*         1.03       .98       .88*       .96       .95       .97
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
  (%)                                                 1.03*         1.03       .98       .88*       .96       .95       .97
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)              2.53*         2.71      2.98      3.22*      3.35      3.46      4.01
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             34*           36        59        66*        66        52        45
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 ------------------------------------------------------------------------
                                                                                 SERIES V
                                                 ------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED        YEAR ENDED JULY     MONTH
                                                 JANUARY 31,          31,           ENDED         YEAR ENDED JUNE 30,
                                                   2000        -----------------   JULY 31,   ---------------------------
                                                 (UNAUDITED)    1999      1998      1997       1997      1996      1995
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $10.18       10.17     10.86     10.22      10.20      9.53      8.15
-------------------------------------------------------------------------------------------------------------------------
Income from investments operations:
Net investment income (loss)                           .14(b)      .29(b)    .35       .03        .39       .39       .28
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments transactions                               .35         .76       .39       .61       1.22       .64      1.31
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .75        1.05       .74       .64       1.61      1.03      1.59
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                 (.25)       (.33)     (.38)       --       (.39)     (.36)     (.21)
-------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions         (.38)       (.71)    (1.05)       --      (1.20)       --        --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (.63)      (1.04)    (1.43)       --      (1.59)     (.36)     (.21)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       10.04       10.18     10.17     10.86      10.22     10.20      9.53
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                      4.75**      10.81     7.76      6.26**    17.14     10.95     19.97
-------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)         118,470     121,615   125,886   137,131    130,675   129,747   134,937
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       1.05*       1.03       .99       .94*       .96       .96      1.07
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        1.05*       1.03       .99       .94*       .96       .96      1.07
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             2.71*       2.87      3.16      3.34*      3.59      3.64      4.01
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             42*         40        66        76*        79        58        73
-------------------------------------------------------------------------------------------------------------------------

                                                 ---------------------------------------------------------------------
                                                                               SERIES VI
                                                 ---------------------------------------------------------------------
                                                 SIX MONTHS
                                                  ENDED        YEAR ENDED JULY    MONTH       YEAR ENDED      MAY 1(A)
                                                 JANUARY 31,         31,          ENDED        JUNE 30,         TO
                                                   2000        ---------------   JULY 31,   ---------------   JUNE 30,
                                                 (UNAUDITED)    1999     1998     1997       1997     1996     1995
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $11.22       11.25    11.57     10.86      9.83     9.26     9.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          .16(b)      .33(b)   .38       .03       .33      .24      .06
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                               .27         .64      .50       .68      1.26      .57      .20
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .43         .97      .88       .71      1.59      .81      .26
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                (.25)       (.46)    (.39)       --      (.28)    (.13)      --
----------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions        (.35)       (.54)    (.81)       --      (.28)    (.11)      --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.60)      (1.00)   (1.20)       --      (.56)    (.24)      --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      11.05       11.22    11.25     11.57     10.86     9.83     9.26
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                     3.70**      8.81     8.32      6.54**   16.64     8.79     2.89**
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)         64,527      67,483   70,487    73,171    69,392   49,689    7,189
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      1.07*       1.02     1.01      1.00*     1.02     1.27     1.09*
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.06*       1.02     1.01      1.00*     1.02     1.27     1.09*
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            2.79*       2.90     3.18      3.43*     3.43     3.47     3.91*
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            34*         33       54        65*       74       34       --*
----------------------------------------------------------------------------------------------------------------------

FINANCIAL Highlights

                                                                      SERIES VII
                                                  SIX MONTHS
                                                   ENDED        YEAR ENDED JULY   MONTH      MAY 1(A)
                                                  JANUARY 31,         31,         ENDED        TO
                                                    2000        ---------------   JULY 31,   JUNE 30,
                                                  (UNAUDITED)    1999     1998     1997       1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $10.95       10.62     9.78     9.23       9.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                           .16(b)      .32(b)    .21     .01        .02
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                .07         .24      .73      .54        .21
-----------------------------------------------------------------------------------------------------
Total from investment operations                       .23         .56      .94      .55        .23
-----------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                 (.29)       (.21)    (.10)      --         --
-----------------------------------------------------------------------------------------------------
Net realized gains on investment transactions           --        (.02)      --       --         --
-----------------------------------------------------------------------------------------------------
Total distributions                                   (.29)       (.23)    (.10)      --         --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                       10.89       10.95    10.62     9.78       9.23
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                      2.08**      5.25     9.68     5.96**     2.56**
-----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)          49,006      47,591   25,787    4,550      2,043
-----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       1.14*       1.18     1.21      .95*      1.17*
-----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        1.13*       1.18     1.21      .95*      1.17*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             2.95*       2.86     2.79     3.45*      3.16*
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             48*         26       43        6*        12*
-----------------------------------------------------------------------------------------------------

NOTES:

*   Annualized
** Not Annualized
(a) Commencement of operations.
(b) Based on monthly average shares outstanding during the period.
(c) Total return would have been lower had certain expenses not been reduced.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Retirement Fund Series II, III, IV, V, VI
                             and VII (the "Funds") are diversified series of Kemper Target Equity Fund (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, organized as a Massachusetts business trust. The objectives of the Funds are to provide a guaranteed return of investment on the Maturity Date to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The Maturity Date for each Fund is as follows:

                                          FUND       MATURITY DATE
                                          ----       -------------
                                       Series II   August 15, 2000
                                       Series III  February 15, 2002
                                       Series IV   February 15, 2003
                                       Series V    November 15, 2004
                                       Series VI   May 15, 2006
                                       Series VII  May 15, 2008

                             The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Funds' portfolios. This assurance is further backed by an agreement entered into by Scudder Kemper Investments, Inc., the Funds' investment manager. Fund shares were sold during limited offering periods, which ended during the years 1991 through 1999, and are redeemable on a continuous basis. Series VII's offering period closed on November 30, 1999.

                             The Funds' financial statements are prepared in accordance with generally accepted accounting principals, which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between this amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with certain banks and broker/dealers whereby the Funds, through their custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

                             At July 31, 1999 Series VII had a net tax basis capital loss carryforward of approximately $4,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2007, the expiration date.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as each Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASE AND SALES
     OF SECURITIES           For the six months ended January 31, 2000,
                             investment transactions (excluding short-term instruments) are as follows:

                                                              SERIES II    SERIES III   SERIES IV     SERIES V    SERIES VI
                                                             -----------   ----------   ----------   ----------   ----------
                                       Purchases             $29,132,267   24,027,465   23,228,672   24,848,565   11,273,087
                                       Proceeds from sales   $41,320,011   32,329,984   34,970,993   32,931,453   16,971,365

                                                              SERIES VII
                                                              ----------
                                       Purchases              13,823,309
                                       Proceeds from sales    11,918,113

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Funds have a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper"). The Funds pay a monthly investment management fee of 1/12 of the annual rate of .50% of average daily net assets. The Funds incurred a management fee of $1,569,252 for the six months ended January 31, 2000.

                             UNDERWRITING AGREEMENT. The Trust has an underwriting agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of the Funds' shares for the six months ended January 31, 2000 are $29,315.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Funds pay KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Funds to KDI for the six months ended January 31, 2000 are $784,626, of which $176,089 is unpaid. Additionally, $2,020 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Funds' transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Funds. Under the agreement, KSvC received shareholder services fees of $419,381 for the six months ended January 31, 2000 of which $419,381 is unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of Scudder Kemper. For the six months ended January 31, 2000, the Funds made no payments to its officers and incurred trustees' fees of $53,413 to independent trustees.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Funds have entered into arrangements with their
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each the Fund's expenses. During the period, the Funds' custodian fees were reduced by $19,987 under these arrangements.

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    WILLIAM F. TRUSCOTT
Trustee                           President                         Vice President

                                  PHILLIP J. COLLORA
JAMES R. EDGAR                    Vice President                    LINDA J. WONDRACK
Trustee                           and Secretary                     Vice President

ARTHUR R. GOTTSCHALK              JOHN R. HEBBLE                    MAUREEN E. KANE
Trustee                           Treasurer                         Assistant Secretary

FREDERICK T. KELSEY               IRENE CHENG                       CAROLINE PEARSON
Trustee                           Vice President                    Assistant Secretary

THOMAS W. LITTAUER                TRACY MCCORMICK                   BRENDA LYONS
Chairman, Trustee and             Vice President                    Assistant Treasurer
Vice President
                                  ANN M. MCCREARY
FRED B. RENWICK                   Vice President
Trustee
                                  KATHRYN L. QUIRK
JOHN G. WEITHERS                  Vice President
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com



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